4th Quarter 2025 Financial Results February 25th, 2026

4th Quarter 2025 Financial Results Forward-looking Statements Safe Harbor Certain statements included in this presentation that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "predict," "potential," "seem," "seek," "future," "outlook," and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial results and other operating and performance metrics, our business strategy, our cost reduction efforts, the quality of our products and services, and the potential growth of our business. These statements are based on the current expectations of Hippo's management and are not predictions of actual performance. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions, and many actual events and circumstances are beyond the control of Hippo. These forward-looking statements are subject to a number of risks and uncertainties, including our ability to navigate extensive insurance industry regulations and the scrutiny of state insurance regulators, our ability to achieve or maintain profitability in the future; our ability to retain and expand our customer base and grow our business, including our builder network; our ability to manage growth effectively; risks relating to Hippo's brand and brand reputation; denial of claims or our failure to accurately and timely pay claims; the effects of intense competition in the segments of the insurance industry in which we operate; the availability and adequacy of reinsurance, including at current coverage, limits or pricing; our ability to underwrite risks accurately and charge competitive yet profitable rates to our customers, and the sufficiency of the analytical models we use to assess and predict exposure to catastrophe losses; risks related to our proprietary technology and our digital platform; outages or interruptions or delays in services provided by our third party providers, including our data vendors; risks related to our intellectual property; the seasonal and cyclical nature of our business; the effects of severe weather events and other natural or man-made catastrophes, including the effects of climate change, global pandemics, and terrorism; any overall decline in economic activity; regulators' identification of errors in the policy forms we use, the rates we charge, and our customer communications including, but not limited to, cancellations, non-renewals and reinstatements through market conducts, complaints, or other inquiries; the effects of existing or new legal or regulatory requirements on our business, including with respect to maintenance of risk-based capital and financial strength ratings, data privacy and cybersecurity, and the insurance industry generally; and other risks set forth in the sections entitled "Risk Factors" in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Hippo does not presently know, or that Hippo currently believes are immaterial, that could also cause actual results to differ from those contained in the forward- looking statements. In addition, forward-looking statements reflect Hippo's expectations, plans, or forecasts of future events and views as of the date of this press release. Hippo anticipates that subsequent events and developments will cause Hippo's assessments to change. However, while Hippo may elect to update these forward-looking statements at some point in the future, Hippo specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Hippo's assessments of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements. Rounding Certain monetary amounts, percentages, and other figures included in this presentation have been subject to rounding adjustments. The sum of individual metrics may not always equal total amounts indicated due to rounding. 2 Disclaimers

4th Quarter 2025 Financial Results Hippo-at- a-glance 3 Technology native, multi-line carrier platform Scalable and efficient capital structure Market Leader in the New Home Builder Channel Proven and Industry-Leading talent Admitted and E&S offerings in all 50 states AM Best Rated ‘A-’ (VIII)(1) 4th Quarter Highlights (1) AM Best has assigned the Spinnaker group of companies a Financial Strength Rating (FSR) of A- (Excellent) and a Long-Term Issuer Credit Rating (Long-Term ICR) of "a-" (Excellent). (2) Non-GAAP financial measure; see "Reconciliation of Non-GAAP Metrics" in Appendix (3) Includes a $91M net gain from the sale of the Home Builders Network 40% 23% $1.1B $422M Gross Written Premium Growth vs 4Q24 Net Written Premium Growth vs 4Q24 Gross Written Premium Net Written Premium 46% 99% $58M 25pt Net Loss Ratio Net Combined Ratio Net Income(3) Net Combined Ratio Improved $6.0M $17.6M 17% 38 Total Programs Net Income Adjusted Net Income(2) BVPS growth vs 2024YE(3) 8 New Programs 2025 Highlights

4th Quarter 2025 Financial Results ...Well-Positioned To Achieve Long-Term Vision Diversified Carrier Platform $1.1B 2025 GWP   Disciplined Approach to Portfolio Optimization and Risk Management 60-65% Long-term Loss Ratio Targets Homeowners Renters CMP Other New Lines World Class Team Tech- Forward Thinking 2028 Growth Targets >$2B GWP >$125M Adj. Net Income >18% Adj. ROE   4 A technology-native insurance platform driving growth across owned and partner MGAs. Casualty

Personal Lines Update
Return to Homeowners Growth in 2026

Homeowners ~$379M GWP (10%) in 2025		**Renters** ~$175M GWP +19% in 2025	
↑	Now access to over 50 home builders	✓	One of Hippo's most seasoned programs
↑	Relaunched homeowners with select partners outside of the builders channel	✓	Excellent 10yr underwriting track record ~33% Loss Ratio
↓	E&S home under increased competition	✓	Increased premium retention in 2025

4th Quarter 2025 Financial Results

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Commercial Lines Update
Increasing Risk Appetite Expected in 2026

hippo

Commercial Multi-Peril (CMP) ~$265M GWP +75% in 2025	Casualty ~$264M GWP +92% in 2025
Growth mainly from existing partners with ~5yr+ history	Well diversified classes across 12 programs
Growth driven by General Liability & Business Owners Policy	Low 3% retention in '25; continued strong support by reinsurers
Continued strong fundamentals, with an inception to date program combined ratio <70%(1)	Limit profile predominately $100k to $1 million
7 active programs in CMP	

(1) Program level combined ratio excludes allocation of overhead expenses

4th Quarter 2025 Financial Results

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hippo

Driving Program Underwriting Performance

Sourcing → Diligence → Launch → Monitoring → Termination

Key factors in program management	Risk management	U/W exceptions	Claims	Exits
	90% of policies limits between $30K-$250K	**<0.01%** of polices elevated for exception	**$10K–$1M** TPA authority caps	**13** programs into run-off inception to date
	~2 year average liability duration	~200 annual Bordereaux checks	**800+** claims reviewed monthly	

54% Gross Loss Ratio in 2025

4th Quarter 2025 Financial Results

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4th Quarter 2025 Financial Results 8 Executing with Purpose Strength of Platform World Class Team Carrying Momentum into 2026 & Beyond A technology-native insurance platform driving growth across owned and partner MGAs.

4th Quarter 2025 Financial Results $892.4 $1,108.6 $205.6 $287.9 9 Performance Drivers: Growing & Diversifying 4Q24 vs 4Q25 Premium Mix 2024 vs 2025 Premium Mix $ Million $ Million 4Q2024 GWP 4Q2025 GWP 2024 GWP 2025 GWP n Casualty n Commercial Multi- Peril n Renters n Homeowners n Other n Casualty n Commercial Multi- Peril n Renters n Homeowners n Other $79.2 $97.2 4Q2024 NWP 4Q2025 NWP $372.6 $422.3 2024 NWP 2025 NWP

4th Quarter 2025 Financial Results 10 Improving Consolidated Net Underwriting 2025 Driving Factors: CAT Losses Attritional Losses Expense Ratio Combined Ratio 4Q25 vs 4Q24 Combined Ratio 2025 vs 2024 Improved by 8pt Improved by 25pt 106.9% 99.4% 49.2% 53.5% 54.2% 45.9% 6.2% (1.0)% (2.7)% 1.0% g CAT Loss Ratio g Net Accident Year Loss Ratio g Expense Ratio g Prior Year Development Ratio 137.8% 113.0% 61.0% 53.0% 57.5% 47.7% 21.3% 15.4% (2.0)% (3.0)% 4Q2024 4Q2025 2024 2025

4th Quarter 2025 Financial Results 11 Performance in Q4 2025 Net Income(1,2) $ Million Adjusted Net Income(3) $ Million Annualized Adjusted Return on Equity(3) 17% 16% (5%) 4%14.7 17.6 (20.3) 17.8 4Q2024 4Q2025 2024 2025 4Q2024 4Q2025 2024 20254Q2024 4Q2025 2024 2025 44.2 6.0 (40.5) 57.7 (1) AM Best has assigned the Spinnaker group of companies a Financial Strength Rating (FSR) of A- (Excellent) and a Long-Term Issuer Credit Rating (Long-Term ICR) of "a-" (Excellent). (2) Includes a $91M net gain from the sale of the Home Builders Network

4th Quarter 2025 Financial Results $436 million shareholders equity Up 17% from year-end 2024 Growing Book Value Per Share BVPS ($) 4Q’24 BVPS Gain on Sale of Home Builder Network Net Income x Gain on Sale 4Q’25 BVPS $16.97 14.56 +3.66 (1.25) 12

4th Quarter 2025 Financial Results 2026 Guidance Metric 2025 Actual 2026 Guidance(1) Change Gross Written Premium $1.1B $1.4 – $1.5B +27% to 36% Net Written Premium $422M $500 – $540M +19% to 28% Combined Ratio 113% 103% – 105% (8%) to (10%) pp Adjusted Net Income(2) $18M $45 – $55M +$27M to $37M CAT Loss Ratio 15% 13% (2%) pp Stock-based comp + D&A $50M $41M ($9M) (1) The 2026 guidance is based on current expectations. These statement are forward-looking and actual results could differ materially depending on the market conditions and factors set forth under "Forward-looking Statements Safe Harbor" on Slide 2. (2) Non-GAAP financial measure; see "Reconciliation of Non-GAAP Metrics" in Appendix

Q&A

Appendix

4th Quarter 2025 Financial Results 16 Disclaimers Non-GAAP Financial Measures This presentation includes the non-GAAP financial measures (including on a forward- looking basis) Adjusted Net Income (Loss), Diluted Adjusted Earnings (Loss) per Share, Annualized Adjusted Return on Equity, and Tangible Book Value per Share. Hippo defines Adjusted Net Income, as net income excluding the impact of certain items that may not be indicative of underlying business trends, operating results, or future outlook, net of tax impact. Hippo calculates the tax impact only on adjustments which would be included in calculating its income tax expense using the estimated tax rate at which the company received a deduction for these adjustments. This non-GAAP measure is an addition, and not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP. Hippo defines Diluted Adjusted Earnings (loss) per Share as adjusted net income (loss) divided by the weighted-average common shares outstanding for the period, reflecting the dilution which could occur if equity-based awards are converted into common share equivalents as calculated using the treasury stock method. Hippo defines Annualized Adjusted Return on Equity as adjusted net income (loss) expressed on an annualized basis as a percentage of average beginning and ending stockholders’ equity during the period. Hippo defines Tangible Book Value Per Share as total stockholders’ equity, less intangible assets and capitalized internal use software, divided by the outstanding number of shares of our common stock at the end of the relevant period. Reconciliations of non-GAAP measures to their most directly comparable GAAP counterparts are included in the Appendix to this presentation. Hippo believes that these non-GAAP measures of financial results (including on a forward-looking basis) provide useful supplemental information to investors about Hippo. Hippo’s management uses forward looking non-GAAP measures to evaluate Hippo’s projected financial and operating performance. However, there are a number of limitations related to the use of these non-GAAP measures and their nearest GAAP equivalents. For example other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore Hippo’s non-GAAP measures may not be directly comparable to similarly titled measures of other companies. This presentation also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, Hippo is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward looking non-GAAP financial measures is included.

Key Operating Metrics

hippo

(in millions, except per share data, unaudited)

	Q1'24	Q2'24	Q3'24	Q4'24	Q1'25	Q2'25	Q3'25	Q4'25
(in millions, except per share data)								
Net earned premium	$60.5	$64.4	$70.6	$77.0	$87.3	$94.0	$99.7	$99.1
Commission income, net	15.9	16.1	15.7	15.9	14.4	14.7	10.5	11.7
Service and fee income	2.8	3.0	3.0	2.8	2.8	2.9	3.1	3.0
Net investment income	5.9	6.1	6.2	6.3	5.8	5.7	7.3	6.6
Total Revenue	**$85.1**	**$89.6**	**$95.5**	**$102.0**	**$110.3**	**$117.3**	**$120.6**	**$120.4**
Net Income (Loss) [1]	(35.7)	(40.5)	(8.5)	44.2	(47.7)	1.3	98.1	6.0
Adjusted Net Income (Loss) [1] [2]	(14.1)	(19.5)	(1.3)	14.7	(35.1)	17.0	18.3	17.6
Basic Earnings (Loss) per Share [1]	(1.47)	(1.64)	(0.34)	1.78	(1.91)	0.05	3.90	0.24
Diluted Earnings (Loss) per Share [1]	(1.47)	(1.64)	(0.34)	1.71	(1.91)	0.05	3.77	0.23
Diluted Adjusted Earnings (Loss) per Share [1] [2]	(0.58)	(0.79)	(0.05)	0.57	(1.41)	0.65	0.70	0.67
Net Loss Ratio	87%	94%	73%	58%	106%	47%	48%	46%
Expense Ratio	71%	72%	55%	49%	53%	53%	52%	53%
Combined Ratio	158%	166%	128%	107%	159%	100%	100%	99%
Book Value Per Share (BVPS)	$14.39	$12.96	$12.94	$14.56	$12.83	$13.02	$16.64	$16.97
Tangible Book Value Per Share (TBVPS) [2]	**$11.31**	**$9.95**	**$10.28**	**$11.94**	**$10.31**	**$10.61**	**$14.56**	**$14.76**

[1] Attributable to Hippo

[2] Indicates non-GAAP financial measure; see "Reconciliation of Non GAAP Financial Measures to Their Most Directly Comparable GAAP Financial Measures"

4th Quarter 2025 Financial Results

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4th Quarter 2025 Financial Results 18 Reconciliation of Non-GAAP Metrics (in millions, except share and per share data, unaudited) Q1’24 Q2’24 Q3’24 Q4’24 Q1’25 Q2’25 Q3’25 Q4’25 Net income (loss) attributable to Hippo $ (35.7) $ (40.5) $ (8.5) $ 44.2 $ (47.7) $ 1.3 $ 98.1 $ 6.0 Adjustments Depreciation and amortization 5.6 5.9 5.9 5.8 5.6 5.3 4.7 4.8 Stock-based compensation 8.4 11.9 9.0 8.9 7.7 7.9 7.0 6.7 Fair value adjustments 1.5 0.4 0.3 (0.5) (0.5) 0.3 — (0.4) Other one-off transactions 2.5 2.8 0.2 2.4 (0.2) 1.0 (0.3) 0.5 Impairment and restructuring 3.6 — — — — 1.2 3.8 — Gain on sale of a business — — (8.2) (46.1) — — (95.0) — Adjusted net income (loss) $ (14.1) $ (19.5) $ (1.3) $ 14.7 $ (35.1) $ 17.0 $ 18.3 $ 17.6 Diluted Adjusted Earnings (Loss) Per Share Adjusted net income (loss) (14.1) (19.5) (1.3) 14.7 (35.1) 17.0 18.3 17.6 Weighted-average common shares outstanding, diluted 24,225,650 24,633,960 25,068,472 25,889,665 24,978,901 26,023,780 26,025,069 26,245,980 Diluted Adjusted Earnings (loss) $ (0.58) $ (0.79) $ (0.05) $ 0.57 $ (1.41) $ 0.65 $ 0.70 $ 0.67 $(14.1)M $(19.5)M $(1.3)M $14.7M $(35.1)M $17.0M $17.6M Adjusted Net Income (Loss) $18.3M

4th Quarter 2025 Financial Results 19 Reconciliation of Non-GAAP Metrics (in millions, except share and per share data, unaudited) Q1’24 Q2’24 Q3’24 Q4’24 Q1’25 Q2’25 Q3’25 Q4’25 Annualized Adjusted net income (loss) $ (56.4) $ (78.0) $ (5.2) $ 58.8 $ (140.4) $ 68.0 $ 73.2 $ 70.4 Average Hippo Stockholders' Equity 364.6 336.9 324.5 344.3 342.5 327.7 377.0 428.8 Annualized Adjusted Return on Equity (15%) (23%) (2%) 17% (41%) 21% 19% 16% Tangible Book Value Per Share Hippo Stockholders' Equity $ 351.2 $ 322.6 $ 326.4 $ 362.1 $ 322.8 $ 332.5 $ 421.5 $ 436.1 Less: Intangible assets 26.2 25.0 23.8 17.0 16.1 14.3 14.0 13.8 Less: Capitalized internal use software 48.9 49.9 43.3 48.1 47.4 47.2 43.3 43.0 Tangible stockholders’ equity $ 276.1 $ 247.7 $ 259.3 $ 297.0 $ 259.3 $ 271.0 $ 407.5 $ 379.3 Shares outstanding 24,409,724 24,891,528 25,232,297 24,866,803 25,157,214 25,543,053 25,337,366 25,699,704 Tangible book value per share $ 11.31 $ 9.95 $ 10.28 $ 11.94 $ 10.31 $ 10.61 $ 16.08 $ 14.76 Annualized Adjusted Return on Equity

Underwriting

hippo

(in millions, unaudited)

Net Loss, Expense, And Combined Ratio

	Q1'24	Q2'24	Q3'24	Q4'24	Q1'25	Q2'25	Q3'25	Q4'25
Net Earned Premium	**$60.5**	**$64.4**	**$70.6**	**$77.0**	**$87.3**	**$94.0**	**$99.7**	**$99.1**
Catastrophe losses	15.4	21.5	16.1	4.8	53.4	8.0	(0.3)	(1.0)
Non-catastrophe losses	37.2	38.9	35.5	39.6	39.0	36.5	47.8	46.5
Loss and loss adjustment expenses	$52.6	$60.4	$51.6	$44.4	$92.4	$44.5	$47.5	$45.5
Catastrophe losses	25.5%	34.4%	22.8%	6.2%	61.2%	7.5%	0.0%	(1.0%)
Non-catastrophe losses	62.5%	60.4%	50.3%	52.4%	44.7%	38.8%	48.0%	46.9%
Net loss ratio	**87.0%**	**94.0%**	**73.0%**	**58.0%**	**106.0%**	**47.0%**	**48.0%**	**45.9%**
Insurance related expenses	$20.8	$24.5	$22.6	$20.9	$30.2	$32.8	$32.9	$35.4
Technology and development	8.3	7.8	7.0	7.6	8.1	8.1	8.0	8.3
Sales and marketing	14.4	13.4	12.5	10.9	8.9	9.2	8.0	7.3
General administrative	18.3	19.9	15.3	17.2	16.5	17.4	16.5	16.7
Less: commission income, net and service and fee income	(18.7)	(19.1)	(18.7)	(18.7)	(17.2)	(17.6)	(13.6)	(14.7)
Total net expenses	**$43.1**	**$46.5**	**$38.7**	**$37.9**	**$46.5**	**$49.9**	**$51.8**	**$53.0**
Expense Ratio	**71.2%**	**72.2%**	**54.8%**	**49.2%**	**53.3%**	**53.1%**	**52.0%**	**53.5%**
Combined Ratio	**158.2%**	**166.2%**	**127.8%**	**107.2%**	**159.3%**	**100.1%**	**100.0%**	**99.4%**
Prior accident year developments								
Loss and loss adjustment expenses	—	(1.9)	(1.9)	(2.1)	(3.1)	(7.0)	(0.5)	1.1
Net loss ratio	—%	(3.0%)	(2.7%)	(2.7%)	(3.6%)	(7.4%)	(0.5%)	1.0%
Net accident year loss ratio	87.0%	97.0%	75.7%	60.7%	109.6%	54.4%	48.5%	44.9%
Net accident year loss ratio x catastrophe	61.5%	62.6%	52.9%	54.5%	48.4%	46.9%	48.5%	45.9%

4th Quarter 2025 Financial Results

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4th Quarter 2025 Financial Results 21 Underwriting (in millions, unaudited) Q1’24 Q2’24 Q3’24 Q4’24 Q1’25 Q2’25 Q3’25 Q4’25 Gross Losses and LAE $121.1 $123.2 $106.3 $99.5 $211.8 $87.8 $100.6 $134.8 Gross Earned Premium 206.7 212.2 213.4 221.5 222.8 238.5 253.0 272.6 Gross Loss Ratio 59% 58% 50% 45% 95% 37% 40% 49% Net Losses and LAE $52.6 $60.4 $51.6 $44.4 $92.4 $44.5 $47.5 $45.5 Net Earned Premium 60.5 64.4 70.6 77.0 87.3 94.0 99.7 99.1 Net Loss Ratio 87% 94% 73% 58% 106% 47% 48% 46% Gross & Net Loss Ratio

4th Quarter 2025 Financial Results 22 Q1’24 Q2’24 Q3’24 Q4’24 Q1’25 Q2’25 Q3’25 Q4’25 Gross Written Premium Homeowners $97.0 $118.7 $111.3 $96.1 $87.1 $100.0 $101.0 $91.0 Renters 29.0 33.8 52.9 31.3 35.0 44.2 59.3 36.4 Commercial Multi-Peril 31.3 49.6 29.6 41.0 50.7 83.3 66.0 64.9 Casualty 33.0 39.5 32.2 32.9 34.3 64.9 76.3 88.4 Other 4.4 16.1 8.4 4.3 3.8 6.2 8.6 7.2 Total $194.7 $257.7 $234.4 $205.6 $210.9 $298.6 $311.2 $287.9 Net Written Premium Homeowners $95.4 $68.1 $78.2 $65.5 $52.7 $63.0 $75.7 $63.5 Renters 5.0 5.4 8.7 5.5 37.2 19.5 26.4 18.0 Commercial Multi-Peril 7.5 8.9 2.3 10.4 12.5 26.0 13.6 14.1 Casualty 0.6 0.6 0.4 0.4 1.1 1.5 3.7 2.3 Other 0.3 10.8 1.0 (2.6) (3.2) (3.1) (1.5) (0.7) Total $108.8 $93.8 $90.6 $79.2 $100.3 $106.9 $117.9 $97.2 Net Earned Premium Homeowners $49.1 $51.9 $57.1 $62.7 $61.6 $62.3 $63.9 $63.4 Renters 4.9 5.3 5.7 6.4 16.6 18.7 18.7 18.4 Commercial Multi-Peril 4.1 4.6 4.1 6.2 6.6 11.9 13.8 15.5 Casualty 0.6 0.5 0.4 0.4 0.5 0.8 3.2 1.6 Other 1.8 2.1 3.3 1.3 2.0 0.3 0.1 0.2 Total $60.5 $64.4 $70.6 $77.0 $87.3 $94.0 $99.7 $99.1 Premium by Line of Business Underwriting (in millions, unaudited)

Contact Information Charles Sebaski Head of Investor Relations IR@hippo.com